SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 25, 2004

                                     ------


                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    1-16239                  06-1481060
      (State or other       (Commission file number)       (I.R.S. employer
      jurisdiction of                                     identification no.)
     incorporation or
       organization)

     7 Commerce Drive
   Danbury, Connecticut                                         06810
   (Address of principal                                      (Zip code)
    executive offices)



      Registrant's telephone number, including area code: (203) 794-1100



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                                   ATMI, INC.
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

Item 5.     Other Events.....................................................3

Item 7.     Exhibits.........................................................3

Signature....................................................................4




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Item 5. Other Events.

      On March 25, 2004, ATMI, Inc., a Delaware corporation, issued a press release announcing the sale of its GaN division to Cree, Inc., a North Carolina corporation. A copy of ATMI's press release is attached hereto as Exhibit 99.1.

Item 7. Exhibits.

Exhibit No.       Description
-----------       -----------

                  99.1 Press Release, dated March 25, 2004, entitled "ATMI Sells Gallium Nitride Business to Cree"




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, ATMI, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2004

                                       ATMI, INC.


                                       By: /s/ Daniel P. Sharkey
                                           ---------------------
                                           Name:  Daniel P. Sharkey
                                           Title: Vice President, Treasurer
                                                  and Chief Financial Officer





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